SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported)

                             July 13, 1994



                      SAFECARD SERVICES, INCORPORATED
           --------------------------------------------------
           (Exact name of registrant as specified in charter).



       Delaware                  1-10411        13-2650534
- - ----------------------------   ------------   -------------------
(State or other jurisdiction   (Commission    (IRS Employer
of incorporation)              File Number)   Identification No.)


  3001 E. Pershing Boulevard, Cheyenne, WY               82001
- - ---------------------------------------------          ----------
(Address of principal executive offices)               (zip code)


                    Registrant's telephone number,
                 including area code:  (307) 771-2700
                                       --------------


                               N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report).













Item 5.     Other Events

      On July 13, 1994, the Company announced that Gerald R.
Cahill, former Chief Operating Officer, had resigned his position as a Director of the Company. Attached as Exhibit 1 is the press release.

                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SAFECARD SERVICES, INCORPORATED



                                 BY:     G. THOMAS FRANKLAND
                                         ------------------------
                                 Name:   G. Thomas Frankland
                                 Title:  Vice Chairman and Chief
                                         Financial Officer



July 20, 1994